EXHIBIT 99.1
Residential Capital Corporation 2005 Annual Update April 2006

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview 5 Investor Communication Corporate Structure & Business Segments 2 2005 Review and 2006 Market Expectations 1 6 ResCap Strengths Market Leader Sustainable Growth Disciplined Leadership 3 4 Liquidity and Funding Appendices

2005 Review and 2006 Market Expectations

Strong business performance reflects success of our diversification strategy and ability to manage through a more challenging market environment Twelve Months Ended 12/31/05 Twelve Months Ended 12/31/04 % Change 2004 to 2005 Total Net Revenue $ 4,235.3M $ 3,966.7M 6.8% Net Income 1,020.6M 968.2M 5.4% Net Income of Diversified Businesses1 290.7M 199.6M 45.6% U.S. Loan Production 159.1B 133.0B 19.6% U.S. Servicing Portfolio2 354.9B 304.3B 16.6% Total Assets 118.9B 94.3B 26.1% Full Year 2005 Financial Update 1) Consists of the Business Capital Group (BCG) and International Business Group (IBG) 2) Excludes loans for which we acted as a subservicer. Subserviced loans total an unpaid principal balance of $38.9 billion as of 12/31/2005 and $13.9 billion as of 12/31/2004.

Results reflect tightening profit margins and increased competition in the real estate finance market Three Months Ended 12/31/05 Three Months Ended 12/31/04 % Change 2004 to 2005 Total Net Revenue $ 835.7M $ 1,017.0M -17.8% Net Income 118.3M 257.9M -54.1% Net Income of Diversified Businesses1 70.4M 45.9M 53.4% U.S. Loan Production 40.7B 35.2B 15.6% Fourth Quarter 2005 Financial Update 1) Consists of the Business Capital Group (BCG) and International Business Group (IBG)

Asset Quality Update Domestic consumer held for investment portfolio Concentrated in nonprime products Highly diversified in terms of MSA and geographic concentration Demonstrated improving trends in FICO and LTVs No significant deterioration in credit from prior periods beyond what would be expected based on factors such as seasoning and direct impact of one time events such as Hurricane Katrina Credit risk on commercial lending portfolio remains solid International consumer portfolio Concentrated in the U.K. and Continental Europe with nonprime products Historical U.K. credit performance better than peers and industry index

Liquidity and Funding Update GMAC borrowings to approximately $1 billion of non- dollar denominated debt On track to eliminate all affiliate borrowings by the end of 2006 Became an SEC registrant as of September 2005 Filed $12 B shelf registration statement and issued three public transactions: November 2005y-$1.25 Billion February 2006-$1.75 Billion April 2006-$2.5 Billion Canada: December 2005, syndicated a C$410 million revolving credit facility with a group of four banks Mexico: December 2005, launched a dual bond program with a MXN 8 billion shelf Completed first subordinated debt offering in April 2006 for $1 Billion

Increased U.S. Market Share 2001 2002 2003 2004 2005 Servicing Volume 242.6 254 270 304 393 Market Share 0.038 0.041 0.042 0.042 0.043 2001 2002 2003 2004 2005 ResCap 88 117 171 133 155.8 Market Share 0.042 0.046 0.048 0.0492 0.05 We have successfully increased our U.S. market share Source: "Inside Mortgage Finance" Note: ResCap loan production data does not include seasoned loan production ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" Note: Includes loans for which ResCap acted as subservicer.

Attractive Domestic Market 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E 2013 Outstandings 3330 3510 3722 3960 4328 4794 5225 5738 6485 7175 7376 9152 9972.152 $18,000 CAGR 1994 to 2005 = 9.6%, est. CAGR 2005 to 2013 = 9.7% $17,0002 1) Source: 1994 through 2004 Actual and 2005 Estimated Outstandings are from "Inside Mortgage Finance" 2) Source: Estimate from homeownershipalliance.com The U.S. mortgage market has displayed solid long-term growth and total mortgage debt outstanding is expected to continue to grow Residential Mortgage Debt Outstanding1 ($ in Billions)

U.S. Housing and Mortgage Market Near-Term Expectations Short-term rates are expected to continue to rise One-to-four family first-lien mortgage originations are expected to contract 22% from 2005 volume to $2.2 trillion in 2006 On a national basis, the market expects price appreciation, but at a more moderate pace Housing market remains strong, but combined new and existing home sales in 2006 are expected to be down 8% from 2005 Anticipate that margins will be tighter for loan production and increasing pressure on net interest margin, while servicing asset returns may improve

International Markets Near-Term Expectations United Kingdom Anticipate decline of 5% to $468 billion in gross advances and remain flat after 2006 Germany Anticipate moderate GDP growth of 1.3% in 2006 Netherlands Mortgage market anticipated to remain fairly flat in the coming year Spain Housing market has experienced a recent growth period - average house prices more than doubling in the past five years Latin America Experienced sizable growth in housing market that is driving mortgage originations

Corporate Structure & Business Segments

Corporate Structure ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC ResCap ratings as of 4/19/06: S&P BBB-; Moody's Baa3; Fitch BBB-; DBRS BBB GMAC GMAC Mortgage ("RESI") GMAC Mortgage Group Commercial1 GMAC- RFC GMAC Bank ResCap GMAC Residential & Residential Capital Group Origination, purchase, sale and securitization of residential mortgage loans Primary and master servicing Warehouse lending Portfolio management of residential mortgage loans and retained interests Banking activities through GMAC Bank Business Capital Group Financing for residential land developers and homebuilders, resort and healthcare-related companies International Business Group Origination, purchase, sale and securitization of residential mortgage loans in the U.K., the Netherlands, Germany, Canada and Mexico ResCap Business Segments 1) GMAC completed the sale of 79% of its equity in GMAC Commercial Holding Corporation on 3/23/2006.

GMAC Residential Predominantly a prime lender - 99% of production for the year ended 12/31/05 was prime and government originations Focus is on direct origination of loans 309 retail offices with 1,683 loan officers as of 12/31/05 3 call centers with production staff of 814 as of 12/31/05 Our highly recognized brands include GMAC Mortgage and ditech.com(r) Highly rated and highly efficient servicing operation 30% of ResCap 2005 net income; 19% of ResCap assets as of 12/31/05 (in Millions) 2003 2004 2005 Total Net Revenue $1,457 $1,273 $1,486 Net Income $360 $281 $307 Total Assets $13,880 $15,325 $23,058 Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements. Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements. Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements. Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements.

Residential Capital Group

- **Predominantly a non-conforming mortgage producer. Full product spectrum—prime, non-prime, prime second-lien**
- **Focus is on origination through correspondents and mortgage brokers**
  - Relationships with 5,544 brokers as of 12/31/05
  - 419 correspondent lenders as of 12/31/05
- **Consistent top-10 issuer of private label MBS over the past two decades**
- **History of product innovation—company started the first mortgage conduit in 1982**
- **39% of ResCap 2005 net income; 65% of ResCap assets as of 12/31/05**

(in Millions)	2003	2004	2005
Total Net Revenue	$1,531	$1,636	$1,456
Net Income	$459	$489	$396
Total Assets	$55,207	$66,856	$77,225

Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements.

2005 Annual Update

RESCAP

16

Business Capital Group Specialty provider of capital in residential construction financing, mezzanine financing, model home finance, healthcare finance and resort finance Relationship-based model. Construction borrowers are among the largest U.S. real estate developers Business is built on strong underwriting, servicing and risk management capabilities Provides ResCap business diversity -20% of ResCap 2005 net income, 5% of ResCap assets (in Millions) 2003 2004 2005 Total Net Revenue $155 $312 $403 Net Income $62 $148 $201 Total Assets $3,045 $4,430 $5,546 Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements. Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements. Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements. Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements.

International Business Group

- **Business model to export domestic core competencies and operate with strong local partners**
  - First international expansion began in 1998 (Mexico and U.K.)
  - Current operations in the U.K., Netherlands, Germany, Canada, and Mexico
  - Growing construction and warehouse lending groups as part of Mexican mortgage banking
- **ResCap has largest international presence among our domestic competitors**
  - Top 10 originator in the U.K. – active in that market since 1998
  - Operate largest non-bank brokerage network in Canada
  - Issued first mortgage-backed securities in Mexico in 2003
  - Issued Germany's first true sale securitization for German RMBS since 2000
- **Excellent source of diversification and potential growth - 9% of ResCap 2005 net income, 9% of ResCap assets**

$ Millions	2003	2004	2005
Total Net Revenue	$176	$278	$383
Net Income	$24	$51	$90
Total Assets	$6,033	$8,134	$10,695

Note: Figures do not include "Corporate and Other" and "Eliminations" from Notes to Financial Statements.

2005 Annual Update

RESCAP

18

Liquidity and Funding

Funding Objectives Replace all affiliated borrowings by year-end 2006, subject to market conditions Structure debt maturities and bank facilities to mitigate refinancing risk Maintain reliable sources of liquidity to fund current operations and growth strategies Focused asset/liability management

7/1/2005 2/1/2006 Pro Forma International Borrowings from GMAC 1.8 1.8 1.047 1 Domestic Borrowings from GMAC 11.4 Subordinated debt 5 3.63 Repayment of GMAC International Debt Repayment of GMAC Subordinated Debt GMAC Term Loan Repayment of GMAC Senior Debt Equity Reduction in GMAC Borrowings Subordinated Debt Repayment Options: Retained Earnings Issuance of sub-debt or equity 50% of net proceeds of new senior unsecured debt Excluded Prepayment Provision of $500 Million Before Recapitalization & Bank Syndication1 After Bank Facilities and Inaugural Bond Offering After April Bond Offering 13.2 6.8 $ In Billions 1) Amounts as of 6/24/05 - Pro Forma International Borrowings from GMAC Domestic Borrowings from GMAC Subordinated debt 4.6 On track to eliminate GMAC borrowings in 2006 Reduction in GMAC borrowings 21 After February Bond Offering

Improvement in Debt Capital Structure Replaced affiliated overnight borrowings with term debt structure ResCap's operations are supported by a liquidity portfolio of over $1.6 billion and undrawn bank facilities of $1.75 billion Committed secured capacity is $37.6 Billion with $9.9 Billion unused as of 12/31/05 Long-Term unsecured debt went from 0% prior to recapitalization to 11% as of 12/31/05 ST Unsecured ST Secured LT Secured* LT Unsecured O/S ($mn) 6447.9 26181 63758 11311.8 * Includes on-balance sheet securitizations and excludes off-balance sheet financings 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Unsecured Debt 1000 1250 750 2500 1500 1750 750 Bank Term Loan 1750 Subordinated Debt 1000 Borrowings as of 12/31/05 of $107.7 billion Unsecured Debt Maturity Profile as of 4/19/06 2007 2008 2010 2011 2015 2013 2009

Funding Diversity ResCap's unsecured bond offerings, bank syndication and growth in deposits have helped improve funding diversity while further reducing reliance on affiliate borrowings Borrowings from Affiliate Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Securitizations Off-Balance Sheet Securitizations As of 3/31/05 0.03 0.04 0.01 0.02 0.18 0.3 0.42 Borrowings from Affiliate Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Securitizations Off-Balance Sheet Securitizations As of 3/31/05 0.07 0.03 0 0.01 0.16 0.32 0.42 Total Funding* as of 3/31/05 $154.3 Billion Total Funding* as of 12/31/05 $186.0 Billion Unsecured Borrowings Borrowing from Affiliate Bank Term Loan Deposits Secured Borrowings On-Balance Sheet Financings Off-Balance Sheet Financings Includes off-balance sheet financings

Funding Diversity-International UK Europe 0.31 0.69 Unsecured Affiliate Secured 0.094 0.108 0.798 Total International Funding by Country as of 12/31/05 $9.7 Billion Total International Funding by Type as of 12/31/05 $9.7 Billion U.K. 31% Continental Europe 69% Affiliate 11% Secured 80% Unsecured (nonaffiliate) 9% U.K. Continental Europe Canada Mexico 0.73 0.12 0.09 0.06 Continental Europe 12% Canada 9% Mexico 6% U.K. 73% ResCap is developing liquidity in multiple jurisdictions Replacing guarantees and other support from GMAC Reduced International Funding from affiliates from $1.8 Billion before recapitalization to $1.0 Billion as of 12/31/05

Anticipated Future Funding Alternatives and Sources Anticipated future Improvement of our debt capital structure: Seek to continue progress with increasing long-term unsecured funding, and Seek to increase the variety of funding vehicles, which may include: Issuance of Institutional and Retail Debt securities Domestic and International Offerings Expansion of Bank Syndication Facilities Expansion of Secured Funding Alternatives

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 6/30/2005 9/30/2005 12/31/2005 Leverage 13.52 12.3497848 12.70970846 14.4291944 Leverage (Adjusted) 8.102823688 5.75903461 5.956034784 6.91338162 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 4) Equity infusion as of May 2005 13.5 8.1 12.3 5.8 12.7 6.0 14.4 6.9 12/31/2004 6/30/2005 9/30/2005 12/31/2005 Tangible Equity 3911.47 6610.66 6886.42 7004.2 MSR/Tangible Equity 0.86 0.49 0.55 0.57 Goodwill 454.28 450.03 450.38 459.77 ResCap Leverage ResCap Stockholder's Equity4 Leverage1 Leverage (Adjusted)2 $4,366 $7,061 $7,337 $7,464 3 3

USA Europe Asia and Foreign Other 9268 1681 182.5 U.S. Senior Unsecured Offerings - Investors Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 5651 86 819 2592 1712 258 More than 520 investors have participated in ResCap senior unsecured programs Investor Diversification by Geography Investor Diversification by Type

ResCap Bond Performance Since Initial Issue At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 4/19/2006 2 Yr: 3ML +85 bps 5 Yr: Tsy +149 bps 10 Yr: Tsy +154 bps 5 Yr BBB Index: 112 bps 10 Yr BBB Index: 123 bps 6/28/2005 6/29/2005 6/30/2005 7/1/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/11/2005 7/12/2005 7/13/2005 7/14/2005 7/15/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005 7/29/2005 8/1/2005 8/2/2005 8/3/2005 8/4/2005 8/5/2005 8/8/2005 8/9/2005 8/10/2005 8/11/2005 8/12/2005 8/15/2005 8/16/2005 8/17/2005 8/18/2005 8/19/2005 8/22/2005 8/23/2005 8/24/2005 8/25/2005 8/26/2005 8/29/2005 8/30/2005 8/31/2005 9/1/2005 9/2/2005 9/6/2005 9/7/2005 9/8/2005 9/9/2005 9/12/2005 9/13/2005 9/14/2005 9/15/2005 9/16/2005 9/19/2005 9/20/2005 9/21/2005 9/22/2005 9/23/2005 9/26/2005 9/27/2005 9/28/2005 9/29/2005 9/30/2005 10/3/2005 10/4/2005 10/5/2005 10/6/2005 10/7/2005 10/11/2005 10/12/2005 10/13/2005 10/14/2005 10/17/2005 10/18/2005 10/19/2005 10/20/2005 10/21/2005 10/24/2005 10/25/2005 10/26/2005 10/27/2005 10/28/2005 10/31/2005 11/1/2005 11/2/2005 11/3/2005 11/4/2005 11/7/2005 11/8/2005 11/9/2005 11/10/2005 11/14/2005 11/15/2005 11/16/2005 11/17/2005 ResCap 5 Yr 251 252 248 247 243 245 255 247 233 232 231 227 229 227 231 231 227 223 220 210 200 190 189 194 200 202 203 208 212 207 199 199 197 199 204 203 200 196 193 193 193 187 188 190 196 199 203 205 198 202 200 200 198 196 193 193 193 197 196 196 198 197 197 194 188 183 188 191 184 187 188 188 182 185 187 188 158 153 150 150 138 143 143 152 155 157 154 153 148 145 145 143 143 145 155 162 165 165 175 ResCap 10 Yr 262 262 257 257 253 255 265 257 243 242 241 237 238 236 240 240 236 233 229 218 207 193 192 197 200 206 210 217 218 213 205 205 201 205 210 208 205 201 198 198 198 192 193 195 201 205 208 210 204 208 205 205 203 201 198 198 198 203 201 201 204 203 203 199 193 188 193 197 190 193 195 193 188 191 192 193 166 158 155 155 142 148 150 158 162 164 162 159 152 149 149 148 148 147 160 167 170 168 176 5 Yr BBB Finance 113.44 114.1 113.93 115.52 113.79 113.05 112 110.68 111.33 111.25 110.95 111.04 111.73 111.46 110.53 111.51 112.57 111.97 111.51 109.47 109.2 110.03 109.78 109.58 109.75 109.23 108.57 108.11 107.17 106.63 106.33 106.14 106.22 106.25 105.38 104.39 103.62 105.36 105.42 105.97 108.19 106.52 103.64 100.78 104.36 104.9 107.53 107.92 102.41 103.6 117.44 114.05 113.43 112.08 112.57 113.1 113.18 112.89 111.82 111.24 112.49 111.81 110.69 111.26 112.26 112.06 111.64 111.75 112.84 111.78 114.06 112.17 112.04 110.17 111.17 112.94 112.06 111.38 111.61 111.56 114.99 114.32 113.68 112.81 113.66 113.53 113.53 113.92 113.47 112.91 114.36 114.45 116.02 106.92 124.37 110.45 119.42 126.42 121.41 10 Yr BBB Finance 133.57 134.09 133.75 134.99 133.58 132.85 131.78 130.28 131.3 131.08 130.68 131.43 132.07 131.82 130.91 131.78 132.77 132.02 131.42 129.5 129.46 129.93 129.61 128.81 129.05 128.21 127.8 127.54 126.53 126.05 125.79 126.73 125.82 125.82 124.94 123.96 123.14 125.01 125.04 125.59 127.82 126.1 123.27 120.43 123.95 124.53 127.07 127.62 127.19 128.29 132.12 128.81 128.35 126.94 127.57 128.15 128.18 127.86 126.77 126.21 127.56 126.74 125.68 126.19 127.25 127.1 126.56 126.73 127.84 126.76 129.03 126.1 127.77 125.82 127 128.87 128.06 127.36 127.56 127.6 130.89 130.16 129.6 128.73 129.63 129.42 129.45 129.82 129.39 128.88 130.46 130.55 132.2 123.5 140.78 128.37 137.18 136.08 138.08 bps ResCap spreads have improved dramatically and more closely follow BBB finance spreads ResCap Bond Performance Since Initial Issue 28

Successful ResCap Issuance Strategy Successful ResCap Issuance Strategy In approaching the capital markets, ResCap has sought to offer the correct structure and "right size" our debt issuances U.S. Dollar Bond Deal of the Year Fixed Income Deal of the Year Investment Grade Bond Deal of the Year

Market Leader

Our Customers We are a leader in the world's real estate markets with businesses that serve: Homeowners Realtors Builders Developers Mortgage Brokers Bankers Healthcare and Resort Industries Institutional and Individual Investors

Servicing as of 12/31/05 U.S. Loan Production and Servicing Market Share Company Volume ($B) Market Share Countrywide $1,111 12.1% Wells Fargo $1,005 11.0% WaMu $747 8.2% JP Morgan $604 6.6% CitiMortgage $403 4.4% ResCap* $393 4.3% Bank of America $368 4.0% ABN AMRO $206 2.3% National City $170 1.9% PHH $155 1.7% Total Top 10 $5,162 56.4% Total Industry $9,152 Source: Inside Mortgage Finance - February 3, 2006 * Includes loans for which we acted as subservicer Source: Inside Mortgage Finance - February 3, 2006 * Includes loans for which we acted as subservicer Source: Inside Mortgage Finance - February 3, 2006 * Includes loans for which we acted as subservicer Company Volume ($B) Market Share Countrywide $491 15.7% Wells Fargo $392 12.6% WaMu $249 8.0% JP Morgan $183 5.9% Bank of America $159 5.1% ResCap * $156 5.0% CitiMortgage $124 4.0% Ameriquest $80 2.6% IndyMac $61 1.9% National City $59 1.9% Total Top 10 $1,954 62.7% Total Industry $3,120 Source: Inside Mortgage Finance - January 27, 2006 * ResCap loan production data does not include seasoned loan production Source: Inside Mortgage Finance - January 27, 2006 * ResCap loan production data does not include seasoned loan production Source: Inside Mortgage Finance - January 27, 2006 * ResCap loan production data does not include seasoned loan production We continue to maintain our strong market position in the U.S. mortgage market Loan Production as of 12/31/05

U.S. Market Presence Category 2002 2003 2004 2005 MBS/ABS Issuance1 3 1 4 5 Originations2 5 5 6 6 Conforming2 7 6 6 7 Jumbo2 8 6 5 7 Subprime2 7 10 11 9 FHA/VA2 14 12 7 6 Servicing2,3 6 5 7 6 Subservicing4 8 8 7 3 Warehouse Lending5 1 1 1 1 We are a leading player in all areas of the U.S Real Estate Finance Market Source: Inside MBS/ABS Source: Inside Mortgage Finance Includes Subservicing portfolio Source: National Mortgage News 5) Source: Company estimate ResCap Rankings

U.K. and Continental Europe RMBS Issuer Rankings Strong position in international markets (U.K. - RMAC, Continental Europe - EMAC) Originator Total EURm No of Issues Share (%) 1 Northern Rock 21,731 6 13.7 2 HBOS 15,899 3 10.0 3 Barclays 8,798 3 5.6 4 GMAC-RFC* 6,832 8 4.3 5 Abbey 5,545 1 3.5 6 BHW Bausparkasse 4,957 2 3.1 7 HVB 4,778 1 3.0 8 Credit Logement 4,654 2 2.9 9 Bancaja 4,236 3 2.7 10 ABN Amro 4,016 1 2.5 Total 158,409 Includes GMAC-RFC - UK, Nederland, Germany transactions and MBS Source: MCM and RBS Note: See Appendix for a list of International Securitization Programs Issuer Ranking as of 12/31/05

Securitization Activity 1) See Appendix for Securitization Program descriptions 2) Issuance excludes NIMS, resecuritizations and other issuer transactions. Single seller deals are included in RAMP RS series and RASC KS Series. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.46 8.39 151.89 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.69 61.59 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 9.3 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 6.09 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0.25 0.95 1.08 1.34 3.76 13.07 12.22 13.37 46.02 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.4 4.83 6.3 6.23 11.5 14.3 10.09 13.54 73.17 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 12.89 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.88 2.19 11.92 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 5.2 2.91 18.31 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 20.62 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.48 4.58 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 0.36 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.75 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.36 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Cumulative 1 3 4 6 9 16 27 39 45 50 60 75 104 129 153 187 229 292 349 419 Issuance by Year (In Billions) Cumulative Issuance (In Billions) ResCap Issuance1,2,3 As of December 31, 2005 $419 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance A track record of consistent commitment, execution and diversified product offerings in the global securitization markets Securitization Activity 35

Sustainable Growth

Strong Financial Performance 2003 2004 2005 Net Income 856.815 968.212 1020.626 Total Revenue 3.726 3.966 4.2353 Total Assets 78.559 94.349 118.8851 2003 2004 2005 Net Income 857 968 1021 Total Revenue 3.726 3.966 4.2353 Total Assets 78.559 94.349 118.8851 2003 2004 2005 Net Income 857 968 1021 Total Revenue 3.726 3.966 4.2353 Total Assets 78.559 94.349 118.8851 ResCap continues to deliver strong financial performance for the year ended 12/31/05 $ In Millions $ In Billions $ In Billions Net Income for the Period Ended Total Revenue for the Period Ended Total Assets for the Period Ended

Diverse Sources of Income GMAC Residential Residential Capital Group Business Capital Group International Business Group 12/31/2003 360 459 62 24 GMAC Residential Residential Capital Group Business Capital Group International Business Group 12/31/2005 307 396 201 90 * Figures do not include "Corporate and Other" and "Eliminations" ResCap's diverse business model is reflected in its sources of income Net Income of $857 Million for the Year Ended 12/31/03 Net Income of $1,021 Million for the Year Ended 12/31/05

Asset Mix on Balance Sheet Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 12/31/2003 2266753 4964945 19521566 67892660 13401047 4015015 6823106 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 12/31/2003 941093 3467694 11577746 45766618 9021491 3184307 4600641 Total Assets of $78.6 Billion for the Year Ended 12/31/03 Total Assets of $118.9 Billion for the Year Ended 12/31/05 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash ResCap has demonstrated consistent diversification in asset growth

Sustainable Growth - GMAC Residential and Residential Capital Group

U.S. Production and Servicing by Product Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 186405 76980 17073 18098 56373 Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 50 56 13 4 36 Servicing Portfolio for the Twelve Months Ended 12/31/05 $355 Billion1 Production for the Twelve Months Ended 12/31/05 $159 Billion Approximately 80% of our U.S. Production and servicing portfolio are comprised of prime quality mortgages Prime Conforming Prime Non-Conforming Prime Second-Lien Government Nonprime 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $38.9 billion as of 12/31/2005

U.S. Production and Servicing Statistics Production Maintained our mix of multiple channels to generate loans Interest-only product 27.2% of total U.S. production for the year ended 12/31/05 76.3% Prime and 23.7% Nonprime loans Payment Option Arm product Program started in 2Q 2005 3.2% of total U.S. production for the year ended 12/31/05 100% Prime loans Servicing 3 million customers with operational capacity to serve over 10 million Private-label servicing for 15 unique brands Creating a unique single servicing platform that will enhance our capabilities to drive income and market share growth by supporting any mortgage and non-mortgage loan products Continue to increase servicing efficiency and reduce operating costs Growing fee-based subservicing business

Geographic distribution of U.S. Originations and Servicing U.S. Loan Production U.S. Loan Production U.S. Loan Production Top Ten Concentrations at 12/31/05 Top Ten Concentrations at 12/31/05 Top Ten Concentrations at 12/31/05 State UPB (billions) % of Total CA $36.5 22.9% NC $11.3 7.1% FL $9.7 6.1% AZ $9.1 5.7% VA $7.4 4.6% TX $7.2 4.5% MI $6.3 4.0% NJ $6.3 3.9% MA $5.9 3.8% OH $5.3 3.4% Total Top Ten $105.0 66.0% Total $159.1 U.S. Servicing1 U.S. Servicing1 U.S. Servicing1 Top Ten Concentrations at 12/31/05 Top Ten Concentrations at 12/31/05 Top Ten Concentrations at 12/31/05 State UPB (billions) % of Total CA $75.2 21.2% FL $22.7 6.4% MI $17.6 4.9% TX $16.2 4.6% MA $16.2 4.5% NJ $15.5 4.4% IL $13.9 3.9% VA $13.1 3.7% AZ $11.4 3.2% NY $10.3 2.9% Total Top Ten $212.1 59.7% Total $354.9 ResCap's originations and servicing and activities are geographically diverse 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $38.9 billion as of 12/31/2005

Superior U.S. Servicer Ratings

ResCap's operating companies have achieved superior servicer ratings

	RCG			GMAC-Residential [1,2]	
Products	Fitch	S&P	Moody's	Fitch	S&P
Prime	RPS1	Strong	SQ1	RPS1	Strong
Alt A	RPS1	Strong	SQ1	RPS1	Strong
Subprime	RPS1	Strong	SQ2	RPS1	Above Avg.[3]
High LTV/Home Equity	RPS1	Strong	SQ1	RPS1	Strong
Special Servicing	RSS1	N/A	SQ2	RSS1-	Above Avg.[3]
Master Servicing	RMS1	Strong	SQ1	N/A	N/A

1) Fannie Mae Peak score of Excellent assigned.
2) Freddie Mac Tier 1 Servicer designation
3) Rating assigned positive outlook
Note: Ratings are as of 19 April 2006

2005 Annual Update

RESCAP

44

Sustainable Growth - Business Capital Group

Business Capital Group's Diverse Portfolio Business Capital Group's 12/31/05 portfolio of $5.6 Billion grew 60% versus 12/31/03 Growth in all of the Business Capital Group's businesses 2003 2005 Residential Construction 1.82 2.61 Residential Equity 0.232 0.32 Model Home Finance 0.773 1.41 Health Capital 0.335 0.6 Resort Finance 0.364 0.6919 $3.5 $5.6 Outstandings for the Year Ended In Billions

Revenue Growth and Diversification Significant revenue growth and diversification since 12/31/03 RC RE MHF HC RF As of 12/31/02 86.4 9 47.1 10.1 1.9 RC RE MHF HC RF As of 12/31/02 226 40.6 78.8 23.6 33.8 Revenue Mix of $155 Million for the Year Ended 12/31/03 Revenue Mix of $403 Million for the Year Ended 12/31/05 RC = Residential Construction RE = Residential Equity MHF = Model Home Finance HC = Healthcare Finance RF = Resort Finance

Sustainable Growth - International Business Group

International Business Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and the Netherlands Well-established Continental European (C.E.) lending platforms in the Netherlands and Germany We are beginning to setup operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada U.K. C. E. Mexico Canada 2005 12.538231616 2.832797758 0.152001994 1.015901319 U.K. C.E. Mexico Canada 2003 8 1.2 0 0.176 International Loan Production of $8.0 Billion for the Year Ended 12/31/03 International Loan Production of $16.5 Billion for the Year Ended 12/31/05

Revenue by Country 2003 2004 2005 U.K. 131.06 205.4 271.9 Continental Europe 25.7 25.5 40.9 Mexico 11.3 21.2 32.1 Canada 6 25.7 37.4 In Millions ResCap is diversifying revenues across markets * Figures do not include IBG administration 75% 15% 7% 3% 74% 9% 8% 9% 71% 11% 8% 10% $174 $278 $382 IBG Revenue by Country and Year $

Disciplined Leadership

Strong Risk Management Culture Personnel Processes Extensive External Oversight Key Initiatives Risk management staff with extensive industry experience and low turnover Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee and owned by the business Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's GMAC Bank is regulated by the Office of Thrift Supervision Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have top tier ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models Strong risk management focused on the right people and processes

Risk Management Risk management policies require the following: Valuation and sensitivities of all positions are provided and/or reviewed by independent internal parties. Model assumptions changes are documented and approved Illiquid assets utilize benchmark pricing and survey comparisons of key assumptions The use of derivative and non-derivative hedge instruments only to mitigate risk of a portfolio position Limit review and reporting (primary Market Value limits and secondary VaR limits) Limit escalation process

Market Rate Risk Management Market rate risk management process: Scenario Analysis - (MSRs, Residuals, HFI, other) are subject to the following: +/-200, +/-150, +/-100, +/-50, +/-25 bps Spread Risk +/- Rate Volatility Risk +/- Curve Risk +/- Value at Risk Horizon Analysis Inclusion of total Company expected earnings into the hedge profile Captures the Company's revenue sensitivity over 3, 6, 9, and 12 month horizons. Results in a different hedge strategy as total portfolio of businesses are considered in determining the hedge ratios Provides balanced approach, as interest rates decline, income from lending will more than make up run-off in the servicing portfolio due to prepayments

MSR and Residual Hedge Performance Proven effective hedge management process MSR and Residual Hedge Performance1 In Millions 1) Includes GMAC Residential MSRs and Residuals only 2) Economic hedge gains (losses) 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Assets -169.45 -358.46 160.23 90.64 -249.99 361.86 -292.47 2.71 152.58 -289.67 259.46 78.47 Hedge 89.49 391.93 -292.4 -134.96 252.36 -358.79 357.15 38.64 -87.88 362.14 -179.59 -50.59 Net -79.96 33.47 -132.17 -44.32 2.37 3.07 64.68 41.35 64.7 72.48 79.88 27.88 2

MSR Valuation Trends - Drivers 1) GMAC Residential only 2) Multiple is the MSR cap rate divided by the weighted average servicing fee for the entire servicing portfolio Key drivers of Capitalization Rate are total service fees retained, cash flows, prepayments and discount rate Multiple largely dependent on portfolio product mix 2002 2003 2004 2005 MSR Cap Rate (%) 0.0106 0.0104 0.0126 0.0128 MSR Multiple (X) 2.73 3.82 3.5 3.9 MSR Capitalization Rate and Multiple1,2 MSR Cap Rate MSR Multiple

Asset Quality

Strong Credit Performance GMAC Residential & Residential Finance Group Originations and Capital Markets Delinquency rates on our Jumbo and Alt-A portfolios are below industry averages Over the past several years, nonprime delinquency rates for successive vintages have been declining and borrower and collateral quality has been improving Home equity and HLTV (second liens) product showed improved FICO scores year over year and declined in California concentration. Warehouse Lending Strong credit culture focusing on strong client relationships, robust controls and operational processes Recorded cumulative losses of approximately $29.5 million since 1997, while growing the portfolio 12/31/1997 to $9.0 billion in outstandings as of 12/31/2005 Business Capital Group Historical credit performance has been strong International Business Group ResCap UK's credit performance of non-prime products superior relative to UK peers; also compares favorably to US prime products

Composition of Investment portfolio Nonprime product generated from on-balance sheet securitizations continues to comprise a majority of the investment portfolio Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1517456 6186374 4330537 833 56923366 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 972705 4937544 4370767 1699 47425595 Investment Portfolio for the Twelve Months Ended 12/31/05 $67.9 Billion1 Investment Portfolio for the Twelve Months Ended 12/31/04 $56.8 Billion1 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown is net of allowance for loan losses. 2) Government loans comprised less than 1% of the portfolio in 2004 and 2005 and were $1.7 million and $833 thousand respectively.

Asset Quality of Investment Portfolio Investment portfolio has experienced significant growth since 12/31/01 (120% CAGR) portfolio has begun to season with the level of non-accruals increase as the loans move through their loss curve Increase in the allowance for loan losses as a % of portfolio assets was primarily driven by the credit seasoning of the mortgage loans 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 Mortgage Loans Held for Investment 2.948 15.395 46.258 57.708 68.959 Non-Accrual Mortgage Loans 0.851 0.962 2.068 4.614 6.254 $3 B $15 B $46 B $58 B $69 B Seasoning Month 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 2001 0.0026 0.007 0.013 0.0214 0.0288 0.0379 0.0452 0.0489 0.0538 0.0581 0.0624 0.0667 0.0704 0.0734 0.0763 0.0777 0.0789 0.0788 0.0794 0.0803 0.08 0.08 0.0799 0.079 0.0784 0.0771 0.0762 0.0744 0.0722 0.0707 0.0687 0.0664 0.0643 0.0628 0.0601 0.0581 0.0566 0.0545 0.0525 0.0507 0.0484 0.0472 0.0456 0.0438 0.0414 0.0408 0.0399 0.0384 0.0373 0.0357 0.0323 0.0314 0.0296 0.0288 0.0272 0.0278 0.0263 0.027 0.0239 0.0237 0.0284 2002 0.002 0.0012 0.0041 0.0088 0.013 0.018 0.0221 0.0265 0.0307 0.0344 0.0383 0.0408 0.0439 0.0459 0.0481 0.0499 0.0512 0.0523 0.0529 0.053 0.0527 0.0526 0.0522 0.0513 0.0512 0.0502 0.0493 0.0486 0.0475 0.0462 0.0451 0.0441 0.043 0.0419 0.0404 0.0392 0.038 0.037 0.037 0.0364 0.035 0.034 0.0346 0.0342 0.0328 0.0318 0.0321 0.0393 0.0397 2003 0.0018 0.0018 0.0034 0.0069 0.0109 0.0148 0.0181 0.0209 0.0236 0.0262 0.0285 0.0309 0.0324 0.0332 0.0343 0.0352 0.0356 0.036 0.0362 0.0361 0.0356 0.0352 0.0349 0.0349 0.0345 0.0343 0.0338 0.034 0.0337 0.0338 0.0329 0.0332 0.0337 0.0348 0.0353 0.0343 0.0366 2004 0.0013 0.001 0.0025 0.0065 0.0108 0.0147 0.0181 0.021 0.0233 0.0256 0.0272 0.0287 0.0303 0.0317 0.0322 0.0322 0.0322 0.0315 0.0316 0.0326 0.0323 0.0324 0.0312 0.029 0.0315 Note: 60+ Delinquency (including foreclosure, REO and bankruptcy) as Percentage of Original Balance. Source: Credit Suisse Subprime Delinquency Chart Mortgage Loans Held For Investment * *Mortgage loans held for Investment includes PIA and is shown gross of allowance for loan losses $

Performance of U.S. Primary Servicing Portfolio Loss mitigation strategies have resulted in continued improvement in credit performance of our U.S. Primary Servicing portfolio 2002 2003 2004 2005 30 Days Past Due 2.48 2.86 2.64 2.64 60 Days Past Due 0.64 0.8 0.68 0.75 90+ Days Past Due 0.77 0.78 0.78 0.79 Foreclosures 1.02 1.25 1.14 0.94 4.92% 5.69% 5.23% 5.12% 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans. 2) Excludes loans for which we acted as subservicer. 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. Servicing Portfolio Performance for the Period Ended 12/311,2

Investor Communication

Investor Communication

ResCap is committed to continuing to enhance our communication.

- **Website: www.rescapholdings.com (Sign up online to be notified by email when new information about ResCap becomes available)**
- **Email: investorrelations@rescapholdings.com**
- **Bloomberg ticker: RESCAP <CORP> Go**
- **Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428**
- **ResCap is a SEC registrant**
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- **Wall Street research analysts and industry publications have initiated public coverage of ResCap including:**
  - Bank of America – John Guarnera
  - Barclays Capital – Mark Girolamo
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Bochman
  - JP Morgan – Kabir Caprihan
- **Hosted first ResCap investor/analyst conference in December 2005**

2005 Annual Update

RESCAP

63

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors.

Appendices

Protections to Bondholders

Strong Operating Agreement between ResCap and GMAC provides protections to bondholders

Board of Directors	■ Composition—4 GMAC, 3 ResCap, 2 Independent ■ Independent directors ▶ Thomas Jacob—Former chairman/CEO of Chase Manhattan Mortgage Corporation ▶ Thomas Melzer—Former president and CEO of the Federal Reserve Bank of St. Louis ■ Audit committee chaired by an independent director (Mr. Jacob)
Payment Restrictions	■ Minimum net worth test of $6.5 billion ■ Dividend payout ratio capped at 50% of cumulative net income ■ GMAC converted $5.0 billion of borrowings to sub-debt; repayment is restricted to proceeds from new subordinated debt, equity, retained earnings or 50% of net proceeds of new senior unsecured debt . Up to $500 million of sub-debt can be repaid at any time
Separateness	■ ResCap cannot guarantee indebtedness of, or make any investment, in GMAC/GMAC Affiliates ■ Intercompany financial transactions must be at arms-length ■ Separate management, books and records; no commingling of assets etc.
Creditor Rights	■ Senior bondholders are named beneficiaries of the operating agreement ■ Senior bondholders can sue for specific performance ■ Both independent directors' vote required for any Operating Agreement changes that materially and adversely affect senior bondholders ■ Independent directors instructed to consider senior bondholders' interests and ResCap in approving any changes that materially and adversely affect senior bondholders

2005 Annual Update

RESCAP

66

Protections to Bondholders Step-up provision within bond structure Interest Rate Adjustments Interest Rate Adjustments Interest Rate Adjustments Interest Rate Adjustments At any time the notes are rated by two or more rating agencies and the ratings are: At any time the notes are rated by two or more rating agencies and the ratings are: At any time the notes are rated by two or more rating agencies and the ratings are: At any time the notes are rated by two or more rating agencies and the ratings are: Below Investment Grade by one (and not more than one) rating agency. One rating category below investment grade by two or more rating agencies (and not two or more rating categories below investment grade by any rating agency). Two or more rating categories below investment grade by one (and not more than one) rating agency and one rating category below investment grade by any other rating agency. Two or more rating categories below investment grade by two or more rating agencies 0.50% 1.00% 1.50% 2.00% Step-up falls away if ResCap is rated Baa2, BBB and BBB by the three rating agencies with a stable or positive or equivalent outlook

Multiple Products, Services and Brands Our products and services cover a broad range of customers from homeowners to investors homeowners to investors homeowners to investors

Note: Does not include private issuance U.S. Securitization Programs GMAC Residential As of December 31, 2005 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Year of First Issue Product Prime 1999 Prime 2005 Prime 2000 Prime GMACM J & AR GMACM AF & AA GMACM HLTV GMACM HE Issuer YTD Issuance (in Millions) $2,882 $497 $0 Prime 2001 GMACM GH $0 $3,402 2000 Non- Conforming Jumbo A Alt-A High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Scratch & Dent Cumulative Issuance (in Billions) $18.5 $0.8 $1.9 $0.9 $20.0

As of December 31, 2005 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include private issuance U.S. Securitization Programs Residential Capital Group/GMAC-RFC Year of First Issue Product Prime 1986 Prime 1995 Prime 2000 Non-Prime 2000 Non-Prime 1995 Prim e 1997 Prime RFMSI S & SA RALI QS, QA & QO RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RFMSII HI RFMSII HS & HSA Issuer YTD Issuance (in Millions) $5,505 $16,191 $1,315 $13,374 $13,542 $705 Prime to Non-Prime 2004 RAAC SP $1,61 1 $1,705 1996 Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Subprime High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Seasoned Portfolio Loans Cumulative Issuance (in Billions) $133.4 $61.1 $9.3 $46.0 $73.2 $11.0 $2.3 $10.3

As of December 31, 2005 International 1st Lien Programs Note: Does not include private issuance International Securitization Programs International Business Group/GMAC-RFC Year of First Issue Product Prime to Non-Prime 1998 Prime 2004 Non-Prime 2003 Prime 2002 Prime 2005 RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Issuer YTD Issuance (in Millions) $5,380 $285 $109 $362 $2,487 Non- Conforming Alt-A Subprime Conventional Alt-A Credit Type Cumulative Issuance (in Billions) $20.6 $0.7 $0.4 $5.6 $0.4

Segment Results 2005 Year ended December 31, GMAC Residential Residential Capital Group Business Capital Group International Business Group Corporate and Other Eliminations Consolidated 2005 Net interest income (expense) $ 289,838 $ 1,336,230 $ 147,894 $ 152,156 $ (1,123) $ - $ 1,924,995 Provision for Loan Losses (3,034) (621,272) (25,847) (1,678) 35 - (651,796) Other income 1,199,537 741,321 280,552 232,068 509,697 (1,114) 2,962,061 Total Net Revenue 1,486,341 1,456,279 402,599 382,546 508,609 (1,114) 4,235,260 Operating Expenses 954,314 822,629 81,213 253,298 496,880 - 2,608,334 Income before income tax expense 532,027 633,650 321,386 129,248 11,729 (1,114) 1,626,926 Income tax expense (benefit) 224,599 238,099 120,809 39,159 (15,938) (428) 606,300 Net Income $ 307,428 $ 395,551 $ 200,577 $ 90,089 $ 27,667 $ (686) $ 1,020,626 Total Assets $ 23,058,446 $ 77,225,029 $ 5,545,713 $ 10,694,661 $ 19,308,813 $ (16,947,570) $ 118,885,092

Segment Results 2004 Year ended December 31, GMAC Residential Residential Capital Group Business Capital Group International Business Group Corporate and Other Eliminations Consolidated 2004 Net interest income (expense) $ 327,610 $ 2,050,190 $ 124,175 $ 105,474 $ (21,550) $ - $ 2,585,899 Provision for Loan Losses 2,763 (819,971) (20,984) (4,494) (213) - (842,899) Other income 942,554 406,140 208,799 176,861 489,372 - 2,223,726 Total Net Revenue 1,272,927 1,636,359 311,990 277,841 467,609 - 3,966,726 Operating Expenses 767,416 844,678 71,789 200,448 472,043 - 2,356,374 Income before income tax expense 505,511 791,681 240,201 77,393 (4,434) - 1,610,352 Income tax expense (benefit) 224,950 302,796 91,877 26,075 (3,558) - 642,140 Net Income $ 280,561 $ 488,885 $ 148,324 $ 51,318 $ (876) $ - $968,212 Total Assets $15,325,139 $ 66,856,173 $ 4,429,835 $8,133,785 $ (393,634) $ (1,834) $ 94,349,464